SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2002

                             Strayer Education, Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)


            Maryland                     000-21039              52-1975978
-------------------------------      ----------------      --------------------
(State or other jurisdiction of      (Commission File        I.R.S. Employer
incorporation or organization)            Number)          (Identification No.)


        1100 Wilson Boulevard, Suite 2500, Arlington, VA.          22209
        -------------------------------------------------       ----------
            (Address of principal executive offices)            (Zip Code)

       Registrant's telephone number, including area code: (703) 247-2500
                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events.


On October 8, 2002, Strayer Education, Inc. announced that it had filed a registration statement on Form S-3 for a proposed secondary offering of 2.0 million shares of common stock. A copy of the press release is attached to this Form 8-K as Exhibit 99.01 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     99.01 Press Release dated October 8, 2002


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    STRAYER EDUCATION, INC.

Date:  October 8, 2002              By: /s/ Mark C. Brown
                                        -------------------------
                                        Mark C. Brown
                                        Senior Vice President and
                                        Chief Financial Officer


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                                  EXHIBIT INDEX

   Exhibit                     Description
------------      ------------------------------------
99.01             Press Release dated October 8, 2002.